EXHIBIT 10.1

ASSIGNMENT OF LEASE BY TENANT WITH LANDLORD’S CONSENT

            THIS AGREEMENT made the 4th Day of July, 2005

BETWEEN:

New Lucky Development Company Ltd., a British Columbia company, having an address in care of Colliers Macaulay Nicolls Inc., 15th Floor, 200 Granville Street, Vancouver, British Columbia V6C 2R6

(herein called the “Landlord”)

AND:

Kamran Jafari, businessman, residing at Unit 118, 2910 Norman Avenue, Coquitlam, British Columbia, V3C 4J6

(herein called the “Original Tenant”)

AND:

Farideh Jafari, doing business as Prestige Hair Design, having an office at 939 Davie Street, Vancouver, B.C. V6Z 1B6

AND:

Belford Enterprises Ltd. and Eric Anderson, having an office at Unit 182, 1917 West 4th Avenue, Vancouver, B.C. V6J 1M7

WITNESSES THAT WHEREAS:

A.        By a lease dated the 25th day of June, 1998, (hereinafter called the “Lease”) and made between the Landlord and Kamran Jafari, the Landlord leased to Kamran Jafari the Premises (as defined in the Lease), located at 939 Davie Street, Vancouver, B.C., for a term of three (3) years commencing on the 1st day of July, 1998 and ending on the 30th day of June, 2003;

B.         By a renewal of lease dated the ninth day of January 2001 the Lease was renewed for a period of five years commencing on the 1st day of July 2001 and ending on the 30th day of June, 2006.

C.         By an Assignment of Lease by Tenant with the Landlord’s Consent dated the 1st day of January, 2002, Kamran Jafari assigned his interest under the Lease to the Tenant; and

D.        By an Amendment and Renewal of Lease dated the 1st day of July, 2005 the Lease was amended as of July 1, 2005, and renewed for a further term of nine (9) years commencing on the 1st day of July, 2006 and ending on the 30th day of June, 2005;

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Landlord	Assignee	Tenant
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E.         The Tenant wishes to assign its interest under the Lease to the Assignee and the Assignee has agreed to accept such assignment;

F.         The Tenant and the Assignee have requested that the Landlord give its consent to such assignment pursuant to the Lease;

G.         The Landlord has agreed to give its consent to such assignment on the terms and conditions hereinafter set forth.

                        NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties and the sum of $1.00 now paid by the Landlord to each of the parties (the receipt and sufficiency of which is hereby acknowledged), the parties covenant and agree as follows:

1.                     Assignment of the Lease

                        The Tenant hereby assignees to the Assignee all of the right, title and interest of the Tenant in and to the Premises, together with the unexpired residue of the Term and the lease and all the benefit and advantage to be derived therefrom, to hold the same unto the Assignee henceforth for the during the residue of the Term, subject to the payment of the rent and performance of the covenants and agreements of the tenant under the Lease.

2.                     Warranties and Covenants of the Tenant in Favour of the Assignee

                        The Tenant hereby represent and warrants to, and covenants and agrees with, the Assignee that:

(a)	notwithstanding any act of the Tenant, the Lease is good, valid and subsisting, the rents thereby reserved have been duly paid, the covenants and conditions therein have been duly observed and performed by the tenant as of the date hereof, and the Tenant now has good right, full power and absolute authority to assign the Premises and the Lease in the manner aforesaid, according to the true intent and meaning hereof:

(b)	subject to the payment of rent and the performance of the covenants and conditions contained in the Lease, the Assignee may enter into and hold and enjoy the Premises for the residue of the Term, for its own use and benefit without any interruption by the Tenant or any person claiming under it, free from all charges and encumbrances whatsoever, and the tenant will at all times hereafter, at the request and cost of the Assignee, execute such further assurances as the Assignee shall reasonably require;

(c)	it has not previously assigned, transferred, charged, encumbered, sublet or parted with possession of the Premises; and
(d)	it has not exercised any renewal options under the Lease.

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3.                     Covenants of the Assignee in Favour of the Tenant

                        The Assignee hereby convents and agrees with the Tenant that the Assignee shall during the residue of the Term:

(a)	pay the rent reserved in the Lease;
(b)	perform and observe the obligations, covenants and conditions contained in the Lease on the part of the Tenant therein named to be observed and performed; and
(c)	indemnify and save the Tenant harmless from all actions, suits, costs, losses, charges, damages and expenses for or in respect of the lease, as if the Assignee were the Tenant in the Lease.

4.                     Covenants of the Assignee in Favour of the Landlord

                        The Assignee hereby covenants and agrees with the Landlord:

(a)	to pay the rent and additional rent and to observe and perform all of the covenants, agreements and conditions of the Tenant reserved and contained in the Lease in the same manner as if the Assignee were the tenant named in the Lease, including payment of any outstanding year end recoveries whether before or after the effective date of this assignment;

(b)	that the Assignee will neither assign nor sublet nor part with possession of the Premises or any part thereof or the Lease without the prior written consent of the Landlord pursuant to the Lease;

5.                     Consent of the Landlord

                        The Landlord hereby consents to the assignment, such consent to be effective July 1, 2005 and upon the execution and delivery of this Agreement by all parties.

6.                     Mutual Agreements

                        The parties covenant and agree that:

(a)	the consent of the Landlord herein shall not waive or modify in any respect the rights of the Landlord under the Lease or relive the Original Tenant or the Tenant from the observance and performance of all of the conditions and covenants contained in the Lease or on its part to be performed and observed; and

(b)	the consent of the Landlord herein is restricted to the assignment by the Tenant to the Assignee as set forth herein, and that the prohibition against the assignment of the Lease and against subletting or otherwise parting with possession of the Premises as set forth in the Lease shall otherwise remain in full force and effect and that the consent of the

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Landlord herein shall not be deemed to be a consent to or a waiver of the requirements for the consent of the Landlord to any subsequent assignment of the Lease or the Term or to any subletting or otherwise parting with possession of the Premises or any part thereof as set forth in the Lease.

7.                     Deposit

                        The Landlord is currently holding a deposit in the amount of one thousand six hundred five dollars ($1,605.00) and the Landlord will continue to hold the deposit, and apply it to a portion of the last month’s Basic Rent.

8.                     Notice to the Assignee

                        Notice to the Assignee will be sufficiently given as such when delivered to the Premises.

9.                     Enurement

                        This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, personal representatives, successors and permitted assigns.

                        IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

LANDLORD

/s/ (Landlord Signature)
_____________________________

Authorized Signatory                                                                             C/S

_____________________________

Authorized Signatory

ORIGINAL TENANT

/s/ (Witness Signature)                                                                          /s/ Kamran Jafari
_______________________________                                             _____________________

Witness to the Signature of Karmran Jafari                                             KAMRAN JAFARI

1998 Pemberton Ave
North Vancouver, BC
_______________________________
Address of Witness

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TENANT

/s/ (Witness Signature)                                                                           /s/ Farideh Jafari
_______________________________                                              _____________________

Witness to the Signature of Farideh Jafari                                               FARIDEH JAFARI

1998 Pemberton Ave
North Vancouver, BC
_______________________________
Address of Witness

ASSIGNEE:

Belford Enterprises Ltd.

/s/ Eric Anderson                                                                                  C/S
_______________________________

Authorized Signatory

AND

Eric Anderson

/s/ (Witness Signature)                                                                            /s/ Eric Anderson
_______________________________                                               _____________________

Witness to the Signature of Eric Anderson                                              ERIC ANDERSON

1998 Pemberton Ave
North Vancouver, BC
_______________________________
Address of Witness

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